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                 Filed pursuant to Rule 497(e) under the Securities Act of 1933
                                                          File Number 333-33607

                           SUPPLEMENT TO PROSPECTUS
                            Dated November 28, 2005

          Nuveen Investment Trust II- Nuveen Rittenhouse Growth Fund

                                 March 1, 2006

The Nuveen Rittenhouse Growth Fund has moderately modified its investment process, as described on pages 4 and 10 of the prospectus dated November 28, 2005. The Fund's sub-adviser, Rittenhouse Asset Management, will supplement fundamental research with a greater emphasis on quantitative analysis in the security selection and portfolio construction processes. Through this combination of fundamental and quantitative analysis, Rittenhouse will now seek to invest in 50-80 stocks within industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations.

The Fund expects that its portfolio turnover on a going forward basis will be somewhat higher than in the past, and will likely range from 40-100% annually. Because of this increased turnover, the Fund will be less able to provide the tax benefits described in the 2nd full paragraph on page 10 of the prospectus.

Also, Robert A. Norton, Jr., CFA, has been added to the team of investment professionals described on page 7 of the prospectus at Rittenhouse responsible for setting investment management strategy and making portfolio purchase and sale determinations. Robert is a Vice President and Portfolio Manager of Rittenhouse (since 2002) and is a member of the research and investment team. He was previously with Delaware Investments as a Vice President (17 years).

                     PLEASE KEEP THIS WITH YOUR PROSPECTUS
                             FOR FUTURE REFERENCE

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                          NUVEEN INVESTMENT TRUST II
                      Nuveen NWQ International Value Fund
                        Nuveen Rittenhouse Growth Fund

                                 SUPPLEMENT TO
          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 31, 2005
                                 March 1, 2006

In the section entitled Fund Manager and Sub-Advisers, in the first paragraph under Sub-Advisers, the following language should be inserted:

Effective March 1, 2006, NWQ will reorganize into two distinct entities: NWQ and Tradewinds NWQ Global Investors, LLC ("Tradewinds"). As a result of this reorganization, Tradewinds will assume all of the sub-advisory responsibilities for the Nuveen NWQ International Value Fund.

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares, following the Frequent Trading Policy, the following language should be inserted:

Redemption Fee Policy

The International Fund will assess a 2% fee on the proceeds of Fund shares redeemed or exchanged within 30 days of acquisition (i.e., through purchase or exchange). The redemption fee will be retained from redemption or exchange proceeds and paid directly to the International Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When a Frequent Trader redeems or exchanges International Fund Shares subject to the redemption fee, the Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The International Fund reserves the right, in its sole discretion, to waive any redemption fee charged to shareholders.

The redemption fee may be waived under the following circumstances:
(i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Fund confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; and (ix) redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k) plans, only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

In addition, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal;
(iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code
Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

The Fund reserves the right to modify or eliminate redemption fee waivers at any time.

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs, under Elimination of Sales Charge on Class A Shares, the following language replaces the language regarding employer-sponsored retirement plans:

       . certain employer-sponsored retirement plan, organized under sections 401(k), 403(b), 457, 501(c)(3), or 'rabbi trusts,' not including SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans, which do not otherwise qualify as described above; and

       . with respect to purchases by employer-sponsored retirement plans with at least 25 employees and that either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or
          (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the authorized dealer elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares, under Class R Share Purchase Eligibility, the following language replaces the first full paragraph:

Class R Shares are available for purchase of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

       . any person who was a shareholder of the PBHG Special Equity Fund on December 5, 2002 (for the NWQ Multi-Cap only);

       . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

       . bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

       . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;
          (Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.)

       . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

       . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

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       .  direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

       . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

       . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund; and

       . certain employer-sponsored retirement plan, organized under sections 401(k), 403(b), 457, 501(c)(3), or 'rabbi trusts,' not including SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans, or similar plans maintained for the benefit of investors in the other categories in this list, which do not otherwise qualify as described above.

In the section entitled Fund Manager and Sub-Advisers, under Portfolio Managers, the following language should be added:

Robert A. Norton, Jr., CFA, has been added to the team of investment professionals at Rittenhouse responsible for setting investment management strategy and making portfolio purchase and sale determinations for the Rittenhouse Growth Fund.

                             Type of Account          Number of
  Portfolio Manager              Managed              Accounts     Assets*
  -----------------  -------------------------------- --------- --------------
  Robert Norton, Jr. Registered Investment Company          3   $   94 million
                     Other Pooled Investment Vehicles      11      175 million
                     Other Accounts                    24,041    5,646 million

--------
* Assets are as of December 31, 2005. None of the assets in these accounts are subject to an advisory fee based on performance.

Beneficial Ownership of Securities. As of December 31, 2005, Robert Norton, Jr., beneficially owns the following dollar range of equity securities issued by the Rittenhouse Growth Fund:

Name of Portfolio                     Dollar range of equity securities beneficially
Manager            Fund               owned in Fund
-----------------  ------------------ ----------------------------------------------
Robert Norton, Jr. Rittenhouse Growth               $10,001 - $50,000